Exhibit 10.1

Settlement Agreement

THIS SETTLEMENT AGREEMENT is made and entered into by Accentia Biopharmaceuticals, Inc. (“Accentia”) and the entities that are listed in the Table below and have signed this Agreement (the “Whitebox Holders”)

RECITAL:

WHEREAS, the Whitebox Holders have notified Accentia of multiple events of default arising out of the timing and payment of monthly redemption payments and interest payments required on March 1, 2008 and April 1, 2008 (the “Payments”) in accordance with the Securities Purchase Agreement dated February 28, 2007 (the “Purchase Agreement”) and under the 8% Secured Convertible Debenture Due February 28, 2011 (the “Debenture”); and

WHEREAS, Accentia has notified the Undersigned that Accentia believes that the manner and timing of such Payments were appropriate and complied with the requirements of the Purchase Agreement and the Debentures, and accordingly Accentia believes no events of default exist or existed; and

WHEREAS, Accentia and the Undersigned wish to enter into the agreements set forth below:

NOW, THEREFORE, in consideration of the promises made herein and other good and valuable consideration in hand received, Accentia and the Undersigned hereby agree as follows:

1.	Accentia agrees that in settlement of the matters discussed herein on the Settlement Date as defined herein it will, in its sole discretion, either a) pay to the Whitebox holders, pro rata based on the following Table, an aggregate of $500,000.00 or b) issue and cause to be delivered to the Undersigned the shares of Accentia common stock totaling 186,726 shares as set forth in the following Table. For purposes hereof, the Settlement Date shall mean June 3, 2008 which date shall be extended for the number of trading days during such period in which (i) trading in the Common Stock of Accentia is suspended by any Trading Market, or (ii) Registration Statement No. 333-149045 (the Registration Statement”) is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the shares registered there under, in the event that the Settlement Date is later than June 3, 2008 the interest rate on the Debenture will immediately accelerate to 16% and continue to accrue until the Settlement payment is made. The shares of common stock, if the Company elects to issue them in lieu of the cash payment, shall be unregistered and accordingly will bear Accentia’s standard SEC restrictive legend as to transfer.

TABLE

Whitebox Convertible Arbitrage Partners LP	GPC LIX, LLC	Guggenheim Portfolio Company XXI, LLC	Whitebox Hedged High Yield Partners, LP	Whitebox Intermarket Partners, LP	TOTALS
61,614	14,622	8,732	87,676	14,622	186,726

2.	The Whitebox Holders agree that they have accepted the notices and Payments made by the Company to the Whitebox Holders for all periods through the date below as timely and otherwise in accordance with the terms of the Purchase Agreement and Debenture.

3.	This Settlement Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York without regard to the laws that might otherwise govern under principles of conflict of laws applicable thereto.

4.	This Settlement Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

IN WITNESSETH WHEREOF, this Settlement Agreement has been executed and delivered by the Undersigned and Accentia as of the      day of May, 2008.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Alan M. Pearce
Name:	Alan M. Pearce
Its:	Chief Financial Officer

WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS, LP

By:	/s/ Jonathan Wood
Name:	Whitebox Convertible Arbitrage Partners, LP
Whitebox Convertible Arbitrage Advisors LLC
Whitebox Advisors LLC
Its:	Chief Operating Officer/Director

WHITEBOX HEDGED HIGH YIELD PARTNERS, LP

By:	/s/ Jonathan Wood
Name:	Whitebox Hedged High Yield Partners, LP
Whitebox Hedged High Yield Advisors LLC
Whitebox Advisors LLC
Its:	Chief Operating Officer/Director

WHITEBOX INTERMARKET PARTNERS, LP

By:	/s/ Jonathan Wood
Name:	Whitebox Intermarket Partners, LP
Whitebox Intermarket Advisors LLC
Whitebox Advisors LLC
Its:	Chief Operating Officer/Director

GUGGENHEIM PORTFOLIO COMPANY XXI, LLC

By:	/s/ Jonathan Wood
Name:	Guggenheim Portfolio Company XXI, LLC
Guggenheim Advisors LLC
Whitebox Advisors LLC
Its:	Chief Operating Officer/Director

GPC LIX, LLC

By:	/s/ Jonathan Wood
Name:	GPC LIX, LLC
Guggenheim Advisors LLC
Whitebox Advisors LLC
Its:	Chief Operating Officer/Director

PANDORA SELECT PARTNERS, LP

By:	/s/ Jonathan Wood
Name:	Pandora Select Partners, LP
Pandora Select Advisors LLC
Whitebox Advisors LLC
Its:	Chief Operating Officer/Director

WHITEBOX SPECIAL OPPORTUNITY SERIES B PARTNERS, LP

By:	/s/ Jonathan Wood
Name:	Whitebox Special Opportunities Partners, LP – Series B
Whitebox Special Opportunities Advisors LLC
Whitebox Advisors LLC
Its:	Chief Operating Officer/Director